UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

UNDER THE SECURITIES ACT OF 1933

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 4, 2024

QT Imaging Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40389	86-1728920
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

3 Hamilton Landing

Suite 160

Novato, CA 94949

(Address of principal executive offices, including zip code)

(650) 276-7040

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	QTI	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

As previously announced on the Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on March 5, 2024 (the “March 5 Current Report”), QT Imaging Holdings, Inc. (f/k/a GigCapital5, Inc. (“GigCapital5”)) (the “Company” or “Combined Company” or “QT Imaging Holdings”) consummated its business combination (the “Business Combination”) with QT Imaging, Inc. (“QT Imaging”) on March 4, 2024, pursuant to that certain Business Combination Agreement, dated as of December 8, 2022, by and among GigCapital5, QT Merger Sub, Inc. (“Merger Sub”), and QT Imaging (the “Business Combination Agreement”). Certain terms used in this Current Report on Form 8-K have the same meaning as set forth in the final proxy statement/prospectus (the “Final Proxy Statement/Prospectus”) filed with the Securities and Exchange Commission (the “SEC”) on February 7, 2024 by GigCapital5.

Item 1.01.	Entry into Material Definitive Agreement.

Amendment to Extension Note

As previously disclosed on a Current Report on Form 8-K filed with the SEC on August 28, 2023, the Company issued that certain Eleventh Amended and Restated Promissory Note (as amended, the “Extension Note”) to GigAcquisitions5, LLC (the “Sponsor”) for an aggregate principal amount of $1,560,000. On March 4, 2024, the Company and the Sponsor agreed to amend and restate the Extension Note to extend the date of maturity until March 4, 2025.

The foregoing description of the Extension Note and the transactions contemplated thereby is not complete and is subject to, and qualified in its entirely by reference to, the text of the Extension Note, which is included as Exhibit 10.1 to this Current Report and incorporated by reference.

Item 2.01.	Completion of Acquisition of Disposition of Assets.

As previously reported in the Current Report on Form 8-K filed with the SEC on February 22, 2024, on February 20, 2024, GigCapital5 held an annual meeting of its stockholders (the “Annual Meeting”). At the Annual Meeting, the GigCapital5 stockholders considered and adopted, among other matters, the Business Combination Agreement. As previously reported in the March 5 Current Report, on March 4, 2024, the parties to the Business Combination Agreement consummated the Business Combination (such consummation, the “Closing”).

Prior to the Annual Meeting, the holders of 848,003 shares of GigCapital5’s common stock sold in its initial public offering (“Public Shares”) exercised their right to redeem those shares for cash at a price of $11.03323986 per share, for an aggregate of approximately $9.36 million, which redemption occurred concurrent with the consummation of the Business Combination. Immediately after giving effect to the Business Combination (including as a result of the redemptions described above and the automatic separation of GigCapital5 units into QT Imaging Holdings common stock (“Combined Company Common Stock”) and warrants) and the partial conversion of that certain Eleventh Amended and Restated Working Capital Note issued by GigCapital5 to GigAcquisitions5, LLC (the “Working Capital Note”) into 94,364 shares of Combined Company Common Stock and 94,364 warrants of QT Imaging Holdings as disclosed in the March 5 Current Report, there were (i) 21,437,216 shares of QT Imaging Holdings’ issued and outstanding common stock, (ii) 23,889,364 warrants of QT Imaging Holdings and (iii) 9,000,000 shares of Combined Company Common Stock reserved for issuance to the former equity holders of QT Imaging as contingent consideration upon satisfaction of the earnout conditions set forth in the Business Combination Agreement. Upon the Closing, QT Imaging Holdings’ common stock began trading on The Nasdaq Stock Market LLC (the “Nasdaq”) under the symbol “QTI”. As of the date of Closing, our directors and executive officers and affiliated entities beneficially owned approximately 44.4% of QT Imaging Holdings’ outstanding shares of common stock, and the former stockholders of GigCapital5 beneficially owned approximately 31.02% of QT Imaging Holdings’ outstanding shares.

As noted above, the per share redemption price of $11.03323986 for holders of Public Shares electing redemption was paid out of GigCapital5’s trust account, which after taking into account the redemptions, had a balance immediately prior to the Closing of approximately $13.9 million. In addition, approximately $4,923 remained in GigCapital5’s operating account immediately prior to the Closing.

FORM 10 INFORMATION

Item 2.01(f) of Form 8-K states that if the predecessor registrant was a shell company, as GigCapital5 was immediately before the Business Combination, then the registrant must disclose the information that would be required if the registrant were filing a general form for registration of securities on Form 10. Accordingly, the Company is providing the information below that would be included in a Form 10 if the Company were to file a Form 10. Please note that the information provided below relates to the Company following the consummation of the Business Combination, unless otherwise specifically indicated or the context otherwise requires.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements. Forward-looking statements provide the Company’s current expectations or forecasts of future events. Forward-looking statements include statements about the Company’s expectations, beliefs, plans, objectives, intentions, assumptions and other statements that are not historical facts. The words “anticipates,” “believe,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predicts,” “project,” “should,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Examples of forward-looking statements in this Current Report on Form 8-K include, but are not limited to, statements regarding the Company’s disclosure concerning the Company’s operations, cash flows, financial position and dividend policy. The risks and uncertainties include, but are not limited to:

•	the financial and business performance of the Company, including financial projections and business metrics and any underlying assumptions thereunder;

•	changes in the Company’s strategy, future operations, financial position, estimated revenues and losses, projected costs, prospects and plans;

•	the Company’s product development timeline and expected start of production;

•	the implementation, market acceptance and success of the Company’ business model;

•	the Company’s ability to scale in a cost-effective manner;

•	developments and projections relating to the Company’s competitors and industry;

•	the impact of health epidemics, including the COVID-19 pandemic, on the Company’s business and the actions the Company may take in response thereto;

•	the Company’s expectations regarding its ability to obtain and maintain intellectual property protection and not infringe on the rights of others;

•	expectations regarding the time during which the Company will be an emerging growth company under the JOBS Act;

•	the Company’s future capital requirements and sources and uses of cash;

•	the Company’s ability to obtain funding for its operations;

•	the Company’s business, expansion plans and opportunities; and

•	the outcome of any known and unknown litigation and regulatory proceedings.

Forward-looking statements are subject to known and unknown risks and uncertainties and are based on potentially inaccurate assumptions that could cause actual results to differ materially from those expected or implied by the forward-looking statements. Actual results could differ materially from those anticipated in forward-looking statements for many reasons, including the factors described in “Risk Factors” in this Current Report on Form 8-K. Accordingly, you should not rely on these forward-looking statements, which speak only as of the date of this Current Report on Form 8-K. The Company undertakes no obligation to publicly revise any forward-looking statement to reflect circumstances or events after the date of this Current Report on Form 8-K or to reflect the occurrence of unanticipated events. You should, however, review the factors and risks that the Company describes in the reports it will file from time to time with the SEC after the date of this Current Report on Form 8-K.

In addition, statements that “the Company believes” and similar statements reflect the Company’s beliefs and opinions on the relevant subject. These statements are based on information available to the Company as of the date of this Current Report on Form 8-K. And while the Company believes that information provides a reasonable basis for these statements, that information may be limited or incomplete. The Company’s statements should not be read to indicate that it has conducted an exhaustive inquiry into, or review of, all relevant information. These statements are inherently uncertain, and you are cautioned not to unduly rely on these statements.

Although the Company believes the expectations reflected in the forward-looking statements were reasonable at the time made, it cannot guarantee future results, level of activity, performance or achievements. Moreover, neither the Company nor any other person assumes responsibility for the accuracy or completeness of any of these forward-looking statements. You should carefully consider the cautionary statements contained or referred to in this section in connection with the forward looking statements contained in this Current Report on Form 8-K and any subsequent written or oral forward-looking statements that may be issued by the Company or persons acting on the Company’s behalf.

Business

The business of the Company is described in the Final Proxy Statement/Prospectus in the sections titled “Information About QT Imaging” and “Future Business of QT Imaging Holdings” and that information is incorporated herein by reference.

Risk Factors

The risks associated with the Company’s business are described in the Final Proxy Statement/Prospectus in the section titled “Risk Factors” and are incorporated herein by reference.

Financial Information

The financial information of the Company and related discussion and analysis by the management of the Company is contained in the Final Proxy Statement/Prospectus in the section titled “Unaudited Pro Forma Condensed Combined Financial Information” and “QT Imaging’s Management’s Discussion and Analysis of Financial Condition and Results of Operations” and is incorporated herein by reference.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth information regarding the beneficial ownership of shares of Common Stock of the Company upon the Closing of the Business Combination by:

•	each person known by GigCapital5 to be the beneficial owner of more than 5% of the common stock of the Company upon the Closing of the Business Combination;

•	each of the Company’s officers and directors; and

•	all officers and directors of the Company, as a group upon the Closing of the Business Combination..

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within 60 days.

Unless otherwise indicated, the Company believes that all persons named in the table have sole voting and investment power with respect to all shares of common stock of the Company beneficially owned by them.

Name and Address of Beneficial Owner(1)	Number of Shares(2)	% of Class
Dr. Avi Katz(3)	7,513,728	33.7%
GigAcquisitions5, LLC(3)	7,513,728	33.7%
Dr. John Klock(4)	2,881,140	13.4%
Dr. Raluca Dinu(5)	—	—
Ross Taylor	—	—
Professor Zeev Weiner	—	—
Daniel Dickson	—	—
Gerald McMorrow	5,904	*
Stas Budagov	—	—
All directors and officers as a group (8 individuals)(6)	10,400,772	46.6%

*	Less than one percent.
(1)	Unless otherwise indicated, the business address of each of the individuals is 3 Hamilton Landing, Suite 160, Novato, CA 94949.
(2)	Based on 21,437,216 shares of the Company outstanding as of March 4, 2024.

(3)

Consists of (i) 6,624,364 shares of common stock and (ii) 889,364 shares of common stock underlying warrants, all held by GigAcquisitions5, LLC, the address of which is 1731 Embarcadero Rd., Suite 200, Palo Alto, CA 94303. The shares held by GigAcquisitions5, LLC are beneficially owned by Dr. Avi S. Katz, Chairman of the Board of the Company and manager of GigAcquisitions5, LLC, who has sole voting and dispositive power over the shares held by GigAcquisitions5, LLC.

(4)	Shares held by John C. Klock, Jr. and Cynthia L. Klock Trust Dated 7/27/07.
(5)	The address for Dr. Raluca Dinu is 1731 Embarcadero Rd., Suite 200, Palo Alto, CA 94303.
(6)	Includes 889,364 shares of common stock underlying warrants.

Directors and Executive Officers

The Company’s directors and executive officers after the Closing are described in the Final Proxy Statement/Prospectus in the section titled “Management of the Combined Company Following the Business Combination” and is incorporated herein by reference.

Executive Compensation

The executive compensation of the Company’s executive officers and directors is described in the Final Proxy Statement/Prospectus in the sections titled “Management of the Combined Company Following the Business Combination—Post-Combination Company Director Compensation” and “Management of the Combined Company Following the Business Combination—Post-Combination Company Executive Compensation” and is incorporated herein by reference.

Certain Relationships and Related Transactions, and Director Independence

The certain relationships and related party transactions of the Company are described in the Final Proxy Statement/Prospectus in the section titled “Certain Relationships and Related Party Transactions” and are incorporated herein by reference. Director independence is described in the Final Proxy Statement/Prospectus in the section titled “Management of the Combined Company Following the Business Combination—Board Committees” and that information is incorporated herein by reference.

Legal Proceedings

The Company’s legal proceedings are described in the Final Proxy Statement/Prospectus in the sections titled “Information about GigCapital5—Legal Proceedings” and “Information About QT Imaging—Legal Proceedings” and are incorporated herein by reference.

Market Price of and Dividends on the Registrant’s Common Equity and Related Stockholder Matters

The Company’s common stock began trading on the Nasdaq under the symbol “QTI” on March 5, 2024, subject to ongoing review of the Company’s satisfaction of all listing criteria post-Business Combination. The Company’s warrants continue to trade on the OTC Market under the symbol “GIAFW”. The Company has not paid any cash dividends on shares of its common stock to date and does not intend to pay cash dividends. The payment of cash dividends in the future will be dependent upon the Company’s revenues and earnings, if any, capital requirements and general financial condition. The payment of any dividends will be within the discretion of the Company’s board of directors. It is the present intention of the Company’s board of directors to retain all earnings, if any, for use in the Company’s business operations and, accordingly, the Company’s board does not anticipate declaring any dividends in the foreseeable future.

Information regarding GigCapital5’s common stock, units and warrants and related stockholder matters are described in the Final Proxy Statement/Prospectus in the section titled “Market Price and Dividend Information” and such information is incorporated herein by reference.

Recent Sales of Unregistered Securities

Reference is made to the disclosure set forth under Item 3.02 of the March 5 Current Report concerning the sale and issuance of convertible notes and the conversion of the Working Capital Note into shares of Combined Company Common Stock and warrants and is incorporated herein by reference.

Description of Registrant’s Securities

The description of the Company’s securities is contained in the Final Proxy Statement/Prospectus in the section titled “Description of Securities” and is incorporated herein by reference.

Indemnification of Directors and Officers

Reference is made to the disclosure set forth under Item 5.02 of this Current Report on Form 8-K concerning indemnification agreements entered into with each of the Company’s directors and executive officers.

Financial Statements and Supplementary Data

Reference is made to the disclosure set forth under Item 9.01 of this Current Report on Form 8-K concerning the financial statements and supplementary data of QT Imaging and GigCapital5.

Financial Statements and Exhibits

Reference is made to the disclosure set forth under Item 9.01 of this Report concerning the financial information of QT Imaging and GigCapital5.

Item 3.03.	Material Modification to Rights of Security Holders

Amended and Restated Certificate of Incorporation

Immediately prior to the Closing of the Business Combination, GigCapital5’s amended and restated certificate of incorporation, dated March 4, 2024 (the “Charter”), was further amended and restated to:

(a)	change the post-combination company’s name to QT Imaging Holdings, Inc.;

(b)	classify and divide the Board into three classes, each with terms expiring at different times;

(c)

delete the second sentence in Article II and delete the prior provisions under, and references to, Article IX (Business Combination Requirements; Existence) of the prior amended and restated certificate of incorporation;

(d)

Increase the authorized share capital of the Company from (i) 100,000,000 shares of common stock and (ii) 1,000,000 shares of preferred stock, to 510,000,000 total shares, consisting of (X) 500,000,000 shares of common stock, and (Y) 10,000,000 shares of preferred stock;

(e)	amend certain terms in Article X (Corporate Opportunities) with respect to certain non-employee directors of the combined company pursuing outside business activities and corporate opportunities; and

(f)

amend the exclusive forum provision in the prior amended and restated certificate of incorporation to conform to recent SEC guidance regarding the exclusion of certain potential claims from exclusive forum charter provisions.

As previously reported in the Current Report on Form 8-K filed with the SEC on February 22, 2024, the stockholders of GigCapital5 approved this amendment and restatement of the Charter at the Annual Meeting. This summary is qualified in its entirety by reference to the text of the amended and restated certificate of incorporation, which is included as Exhibit 3.1 hereto and incorporated herein by reference.

Amended and Restated Bylaws

In connection with the Closing of the Business Combination, GigCapital5’s bylaws were amended and restated to prohibit stockholder action by written consent, which forces stockholder action to be taken at an annual or annual meeting of our stockholders. This summary is qualified in its entirety by reference to the text of the amended and restated bylaws of the Company, which is included as Exhibit 3.2 hereto and incorporated herein by reference.

Item 5.01.	Changes in Control of Registrant.

Reference is made to the disclosure in the Final Proxy Statement/Prospectus in the section titled “Proposal No. 1— Approval of the Business Combination,” which is incorporated herein by reference. Further reference is made to the information contained in Item 2.01 to this Current Report on Form 8-K, which is incorporated herein by reference.

Immediately after giving effect to the Business Combination and the partial conversion of the Working Capital Note, there were approximately 21.4 million shares of common stock of the Company outstanding. As of such time, our officers and directors and their affiliated entities held 44.4% of our outstanding shares of common stock.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Directors and Officers

The following persons are serving as executive officers and directors of the Company upon the Closing, with Dr. John Klock and Stas Budagov having been named as executive officers effective upon the Closing on March 4, 2024, and each of the directors having been elected by the GigCapital5 stockholders to the board also upon the Closing on March 4, 2024. For biographical and current compensatory information concerning the executive officers and directors, see the disclosure in the Final Proxy Statement/Prospectus in the sections titled “Management of the Combined Company Following the Business Combination” which is incorporated herein by reference.

Name	Age	Position
Dr. John Klock	79	Chief Executive Officer and Director
Stas Budagov	36	Chief Financial Officer
Dr. Avi S. Katz	65	Chairman of the Board of Directors
Dr. Raluca Dinu	50	Director
Ross Taylor	60	Director
Daniel Dickson	71	Director
Gerald McMorrow	74	Director
Professor Zeev Weiner	65	Director

Effective upon the Closing on February 28, 2024, Dr. Raluca Dinu and Brad Weightman resigned as executive officers of GigCapital5, and each of Raanan S. Horowitz, Karen Rogge, and Dorothy Hayes, following their not standing for re-election to the Board, resigned as directors of GigCapital5.

Indemnification Agreements for Company Directors and Officers

In connection with the closing of the Business Combination, the Company entered into indemnification agreements with each of its directors and officers (the “Indemnification Agreements”). The Indemnification Agreements provide the directors and executive officers with contractual rights to indemnification and expense advancement. The foregoing description of the Indemnification Agreements is not complete and is subject to and qualified in its entirety by reference to the text of the form of Indemnification Agreement, which is included as Exhibit 10.2 to this Current Report on Form 8-K.

2024 Equity Incentive Plan

As previously reported in the Current Report on Form 8-K filed with the SEC on February 15, 2024, at the Annual Meeting, the GigCapital5 stockholders considered and approved the QT Imaging Holdings, Inc. 2024 Incentive Plan

(the “Incentive Plan”) and reserved 2,358,093 shares of common stock for issuance thereunder. The Incentive Plan with the reserved number of shares, which as approved by the stockholders of GigCapital5 was to have an amount reserved equal to 11% of the number of shares of QT Imaging Holdings as of the Closing of the Business Combination, was approved by the board of directors of GigCapital5 on March 3, 2024 once that number was determined. The Incentive Plan became effective immediately upon the Closing of the Business Combination. The number of shares of common stock reserved for issuance under the Incentive Plan will automatically increase on January 1 of each year, beginning on January 1, 2025 and continuing through January 1, 2035, by 5% of the total number of shares of common stock outstanding on December 31 of the preceding calendar year, or a lesser number of shares as may be determined by the board of directors.

In conjunction with the approval of the Incentive Plan, the board of directors of GigCapital5 also adopted a form of Restricted Stock Units Agreement (the “RSU Agreement”) and a form of Stock Option Agreement (the “Stock Option Agreement”) that the Company will use for grants under its Incentive Plan. The RSU Agreement provides that restricted stock units will vest over a fixed period and be paid as shares of common stock, and unvested restricted stock units will expire upon certain terminations of the grantees’ employment or relationship with the Company. The Stock Option Agreement provides that stock options will vest over a fixed period and unvested options will expire upon certain terminations of the grantees’ employment or relationship with the Company.

A more complete summary of the terms of the Incentive Plan is set forth in the Final Proxy Statement/Prospectus in the section titled “Proposal No. 6—The Equity Incentive Plan Proposal”. That summary and the foregoing description of the Incentive Plan are qualified in their entirety by reference to the text of the Incentive Plan, which is filed as Exhibit 10.3 hereto and incorporated herein by reference. The summary of the form of RSU Agreement and form of Stock Option Agreement is qualified in its entirety by reference to the form of RSU Agreement and form of Stock Option Agreement, which are attached hereto as Exhibit 10.4 and Exhibit 10.5, respectively.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

The information set forth in Item 3.03 to this Current Report on Form 8-K is incorporated by reference into this Item 5.03.

Item 5.06.	Change in Shell Company Status.

As a result of the Business Combination, the Company ceased being a shell company. Reference is made to the disclosure in the Final Proxy Statement/Prospectus in the section titled “Proposal No. 1— The Business Combination Proposal,” which is incorporated herein by reference. Further reference is made to the information contained in Item 2.01 to this Current Report on Form 8-K.

Item 8.01.	Other Events

As a result of the Business Combination and by operation of Rule 12g-3(a) promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), QT Imaging is a successor issuer to GigCapital5. QT Imaging hereby reports this succession in accordance with Rule 12g-3(f) under the Exchange Act.

Item 9.01	Financial Statements and Exhibits.

(a)-(b) Financial Statements.

The audited balance sheets of GigCapital5, Inc., as of December 31, 2022 and 2021, and the related statements of operations and comprehensive loss, stockholders’ deficit, and cash flows for the year ended December 31, 2022 and the period from January 19, 2021 (date of inception) through December 31, 2021, and the related notes thereto and report of independent registered public accounting firm, in the Final Proxy Statement/Prospectus in the section titled “INDEX TO FINANCIAL STATEMENTS— GigCapital5, Inc. Financial Statements” are incorporated herein by reference.

The condensed balance sheets of GigCapital5, Inc., as of September 30, 2023 (unaudited) and December 31, 2022, and the related condensed statements of operations and comprehensive loss, and stockholders’ deficit for the three months and nine months ended

September 30, 2023 and cash flows for the nine months ended September 30, 2023, and the related notes thereto and report of independent registered public accounting firm, in the Final Proxy Statement/Prospectus in the section titled “INDEX TO FINANCIAL STATEMENTS— GigCapital5, Inc. Financial Statements” are incorporated herein by reference.

The audited consolidated balance sheets of QT Imaging, Inc. as of December 31, 2022 and 2021, the related consolidated statements of operations and comprehensive loss, shareholders’ equity (deficit), and cash flows for each of the two years in the period ended December 31, 2022, and the related notes thereto and report of independent registered public accounting firm, in the Final Proxy Statement/Prospectus in the section titled “INDEX TO FINANCIAL STATEMENTS— QT Imaging Inc. Consolidated Financial Statements” are incorporated herein by reference.

The condensed consolidated balance sheets of QT Imaging, Inc., as of September 30, 2023 (unaudited) and December 31, 2022, and the related condensed consolidated statements of operations and comprehensive loss, and stockholders’ equity (deficit), and cash flows for the nine months ended September 30, 2023, and the related notes thereto and report of independent registered public accounting firm, in the Final Proxy Statement/Prospectus in the section titled “INDEX TO FINANCIAL STATEMENTS— QT Imaging Inc. Consolidated Financial Statements” are incorporated herein by reference.

The unaudited pro forma condensed combined financial statements of the Company as of and for the nine months ended September 30, 2023 is set forth in Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

(d) Exhibits.

Exhibit	Description

2.1†	Business Combination Agreement, dated as of December 8, 2022, by and among GigCapital5, Inc., QTI Merger Sub, Inc. and QT Imaging, Inc. (included as Annex A to the Final Proxy Statement/Prospectus filed under Rule 424(b)(3) on February 7, 2024)

3.1	Amended and Restated Certificate of Incorporation of QT Imaging Holdings, Inc.

3.2	Amended and Restated Bylaws of QT Imaging Holdings, Inc.

10.1	Twelfth Amended and Restated Promissory Note, dated as of March 4, 2024, by and among GigCapital5 and GigAcquisitions5, LLC

10.2#	Form of Indemnification Agreement

10.3#	2024 Equity Incentive Plan

10.4#	Form of Restricted Stock Units Agreement

10.5#	Form of Stock Option Agreement

99.1	Unaudited Pro Forma Condensed Combined Financial Information as of September 30, 2023 and for the nine months then ended

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

#	Indicates a management contract or compensatory plan, contract or arrangement.
†

Schedules and similar attachments to this Exhibit have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company agrees to furnish supplementally a copy of such omitted materials to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QT Imaging Holdings, Inc.
Dated: March 8, 2024

	By:	/s/ Anastas Budagov
Chief Financial Officer